UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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InfuSystem Holdings, Inc.
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NYSE Amex: INFU InfuSystem Holdings, Inc.

Safe Harbor Statement
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of InfuSystem’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: dependence on our Medicare Supplier
Number; changes in third party reimbursement rates; availability of chemotherapy drugs in our infusion pump systems; physicians’ use of infusion pump therapy over oral medications; our growth strategy, including entry into new fields of infusion-based therapy and potential acquisitions and strategic alliances; the current global financial crisis; industry competition; dependence upon our suppliers; and general economic conditions, as well as other relevant risks detailed in InfuSystem’s filings with the SEC. The information set forth herein should be read in light of such risks. InfuSystem does not assume any obligation to update information contained in this presentation.

Definitive Proxy Statement
In connection with the solicitation of agent designation revocations, InfuSystem Holdings, Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE
URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME
AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. InfuSystem and its directors and executive officers may be deemed to be participants in the solicitation of agent designation revocations. Stockholders may obtain additional information regarding such participants and their interests from the definitive proxy statement and from InfuSystem's periodic reports filed with the SEC. The periodic reports and definitive proxy statement are available, and other relevant documents will be available, at no charge at the web site of the
SEC. at
www.sec.gov.

Investment Highlights
Leading provider of infusion pumps and related services
Listed on NYSE Amex
Large, growing and highly fragmented market
Multiple growth opportunities
Meaningful cross-selling opportunity from large volume pump and biomedical repair divisions
Strategic acquisitions of complementary infusion products and services
Favorable reimbursement position
~200 million lives covered
>200 managed care contracts
Targeting overall growth of 15% to 20% (organic w/acquisitions)
17 consecutive quarters of year-over-year revenue growth
Increased revenues by 54% from the 12 months ended Dec. 31, 2008 to the 12 months ended Dec. 31, 2011
EBITDA margin of approximately 25%+ for the trailing twelve quarters
Strong operating cash flow

Key Investment Considerations
Leading Market Position
Comprehensive Service and Product Offering
Compelling Value Proposition
Diversified Base of Customers and Payors
Proven Acquisition Track Record
Attractive Industry Dynamics
Sustainable Cash Flow Generation
Conservative Capital Structure
Multiple Growth Opportunities
Strong and Experienced Senior Management Team

Revenue Sources
Repair
Sales
3rd Party Reimbursement

InfuSystem Overview
Infusion Pump Provider
Ambulatory pumps
Large volume pumps
Biomedical repair
Business model
Third party reimbursement
Direct sales
Target markets
Alternate site centers
Small hospitals
Patients
Oncology clinics
Home care / Home infusion
Skilled nursing facilities
Pain centers

Integrated Approach to Infusion
The combined businesses provide a full-service infusion
solution
Third party reimbursement and direct sales
Ambulatory and non-ambulatory pumps
Repair and service
Same point of sale within the oncology office
Core ambulatory pump business continues to see
compelling growth opportunities
Large volume pump division provides significant growth
opportunities in our existing and new markets
InfuSystem  is a  full-service infusion provider

Favorable Industry Dynamics Increasing Outsourcing of Non-Core Activities Growing Demand for Infusion Therapy Strong Growth in Home Health Spending Increasing Demand for Health Care Services

$1,378
$4,638
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
2000 2005 2010 2015 2020
Increasing Demand for Health Care Services
National Health Expenditures
In 2009, the U.S. spent $2.5 trillion on
healthcare, or 18% of total GDP
Growth in U.S. national health expenditures has
significantly outpaced the overall economy
Major drivers behind this increase include:
introduction of medical technology, an aging
population, and change in lifestyle
U.S. national health expenditures are expected
to increase to $4.6 trillion by 2020, a 6.3%
CAGR since 2000
($ in billions)
Source: Centers for Medicare & Medicaid Services

Strong Growth in Home Health Spending
The Home Health sector represented an
estimated $68.3 billion of revenue in 2009
Home Health is the lowest-cost clinical setting
for patients, especially those with a chronic
illness or following an inpatient stay
Favorable industry drivers such as an aging
population, cost effectiveness and patient
preference for home care will continue to drive
the industry’s growth
U.S. Home Health spending is expected to
increase to $136 billion by 2020, a 7.4% CAGR
since 2000
$32
$136
$0
$20
$40
$60
$80
$100
$120
$140
$160
2000 2005 2010 2015 2020
Home Health Expenditures
($ in billions)
Source: Centers for Medicare & Medicaid Services

Growing Demand for Infusion Therapy
Colorectal cancer (CRC) is  one of the most prevalent forms of cancer in the United
States
The standard of care for the treatment of CRC relies upon continuous chemotherapy infusions delivered via electronic ambulatory infusion pumps
Clinical evidence demonstrates superior outcomes of continuous chemotherapy infusions
Payors recognize the positive outcomes and it is reflected in favorable reimbursement for clinical services related to the delivery of this care
Since 2000, the approval of a number of chemotherapy protocols tied to infusion have resulted in significantly improved overall survival rates for CRC patients
Source: Centers for Disease Control and Prevention

Increasing Outsourcing of Non-Core Activities
Hospitals are increasingly outsourcing non-core activities to reduce costs, improve inefficiencies and focus on core high value acute care competencies
Renting of medical equipment provides healthcare providers with greater financial and operating flexibility
Reduces
capital expenditures in difficult economic environments
Increases equipment utilization rates by allowing for short term equipment investments
Limits equipment obsolesce risk
Helps to manage physician preferences
Eliminates maintenance staffing requirements

STOP START
ENTER CLEAR
PRIME
LOCK
NEXT
ON OFF
Rate is in ml/24 hrs
CADD-Legacy® 1

InfuSystem

Ambulatory Oncology Infusion Overview
Leading provider of ambulatory infusion pumps for
oncologists and their patients with significant market share
Pumps are primarily used for the continuous infusion of
chemotherapy drugs to treat colorectal cancer
Provide a complete solution to doctors & patients
Pumps and related disposable supplies
Billing and collections directly from payors
Maintains, cleans & services equipment
Operates 24/7 oncology certified nurse-staffed patient support hotline
Strong, leverageable relationships with 1,400+ oncology clinics

Ambulatory Oncology Infusion Service Model
New Patient prescribed
CI pump by physician
Step 1
CI pump programmed,
drug loaded and therapy
initiated in physician’s office
Step 2
Patient wears pump for
infusion regimen
(22-46 hours/treatment)
Step 3
Documentation collected
from physician’s office and
claims submitted to payors
by InfuSystem
Step 4*
Pump returned to
InfuSystem for cleaning
and maintenance
Step 5
* Steps 1-4 are repeated for a given patient over their 4-6 month treatment cycle

Ambulatory Pump Financial Profile
Average cost: ~$1,600 per pump
Average monthly revenue: ~$300/pump
Pump useful life: 7-10 years
Depreciated over 5 years
Payback: <6 months
Lifetime revenue per pump: $20,000+
Ambulatory fleet: ~23,000 pumps
Significant return on investment

Cleveland Clinic

JOHNS HOPKINS MEDICINE

MASSACHUSETTS GENERAL HOSPITAL

THE UNIVERSITY OF TEXAS MD ANDERSON CANCER CENTER

DANA-FARBER CANCER INSTITUTE

City of Hope

DMC DETROIT MEDICAL CENTER WAYNE STATE UNIVERSITY

Kansas City CANCER CENTER

InfuSystem

Ambulatory Payor and Customer Mix
Customers Include
Leading Cancer Institutions:
Total number of customers: 1,400+
Payor Mix
2010
Strong presence with largest payors and cancer treatment centers
CMS: Centers for Medicare and Medicaid Services
Commercial
36%
CMS
37%
BCBS
22%
Patient
5%

Consignment Service Line
Target Market Penetration
InfuSystem measures its market share not in terms of
the number of practices, but in the pool of
addressable patients
The Company estimates the number of patients with a
particular diagnosis code in its 'book of business' to
the total number of patients diagnosed with those
cancer types each year
The Company estimates how the other sectors divides
what's left based on its own intimate knowledge of the
market
The breakdown of the Company’s current market
share shows that despite being the predominant
national player in continuous infusion, there is ample
room for organic growth
INFU
20%
Other
DME
10%
Own/
Rent
20%
Home
Infusion
Provider
40%
Other
10%
0%
20%
40%
60%
80%
100%
Market Share

•Strengthens relationship with patient
•Extensive managed care contracts
•Professional service fee
•Less capital intensive
•Billing provided
Value to Patients
•Continuity of care
•Reduced side effects
•Comfort and convenience
Value to Payors
•Lower cost
•State of the art patient care
•Improved patient outcomes
Compelling Ambulatory Value Proposition
Win-win-win proposition: patients, payors and providers all benefit
Value to Physicians

Large Volume Pump Division
Sells, rents, services and repairs new and pre-owned infusion pumps and other medical equipment
Convenience and flexibility of rentals & leases that don’t require capital outlays but eliminate hassle of maintenance/service
Leading provider to alternate site healthcare facilities and hospitals in the United States and Canada
Minimal reimbursement revenue; transacts directly with
healthcare providers
Sells a variety of primary and secondary tubing, cassettes,
catheters and other disposable items that are utilized with
infusion pumps
World class biomedical repair for pumps, defibrillators, SCD's and most other general medical equipment

Biomedical Repair
In-house pump repair services
Large volume pumps require scheduled
maintenance and calibration
Helps strengthen relationship with customers
Provides InfuSystem an opportunity to
establish a business relationship with
customers that acquired pumps through other
sources
Utilized to maintain and service InfuSystem’s
ambulatory pump fleet
Provides one-stop shopping for pumps

Market Opportunity
Source: Company estimates
Ambulatory Oncology
Infusion
Ambulatory infusion
oncology
Significant market share
Competition: home infusion
providers, physician owned
pumps, and independent
providers

Market Opportunity
Ambulatory infusion
oncology
Significant market share
Competition: home infusion
providers, physician owned
pumps, and independent
providers
Source: Company estimates
Oncology Infusion
Large volume pump
division broadens
market to overall
Oncology infusion
Pump sales and rentals
Portfolio of over 70
different pumps
Consumables
Same point of sale within
Oncology clinic
Ambulatory Oncology
Infusion

Market Opportunity
Ambulatory infusion
oncology
Significant market share
Competition: home infusion
providers, physician owned
pumps, and independent
providers
Source: Company estimates
Ambulatory Oncology
Infusion
Oncology Infusion
Large volume pump
division broadens
market to overall
Oncology infusion
Pump sales and rentals
Portfolio of over 70
different pumps
Consumables
Same point of sale within
Oncology clinic
Non-oncology applications
Pain, Nutrition, Hydration
Non-oncology locations
Hospitals
Alternate site facilities
Long-term care
Research facilities
Biomedical repair & service
Routine maintenance
Service repair
Needed in all infusion settings
Potential 3 party
reimbursement model
Infusion
rd

Growth Opportunity: Organic
New Clinic Opportunity
Convert clinics to InfuSystem
~5,000 new clinic opportunities
Cross-selling
Offer biomedical repair & service nationwide to current InfuSystem customers
Rent/sell a portfolio of pumps – Large volume pump division offers over 70 different models of infusion pumps to our clients
Expand large volume pump offering nationwide
Build relationships with First Biomedical Inc. oncology clinics that were not
InfuSystem customers
Explore 3 party billing opportunities outside of oncology
Targeting 5% to 8% organic revenue growth
rd

Growth Opportunity: Acquisitions
Acquisition criteria
Leverage current distribution channel
Introduce new products
Expand InfuSystem footprint
InfuSystem has a leverageable nationwide presence
Highly fragmented market
Most competitors are not pure-play CI pump providers
Offer interesting complementary businesses
Targeting incremental 10% to 15% revenue growth from acquisitions

InfuSystem Has the Right Plan in Place to Deliver
Long-Term Value
Company’s core vision is to become a significant leader in the infusion and pre-owned medical equipment markets
Large, growing and highly fragmented market
Multiple growth opportunities to increase revenues
Meaningful cross-selling opportunity from large volume pump and biomedical repair divisions
Strategic acquisitions of complementary infusion products and services
Targeting overall growth of 15% to 20% (organic w/acquisitions)
while maintaining attractive EBITDA margins
17 consecutive quarters of year-over-year revenue growth
Increased revenues by 54% from the 12 months ended Dec. 31, 2008 to the 12 months ended Dec.
31, 2011
Strong operating cash flow
26
InfuSystem is well positioned for growth through multiple strategic and organic opportunities

New Leadership Team is Successfully
Executing on the Strategic Plan
The Company’s key executives have
only been in their positions for short
periods of time
Sean McDevitt has been Chief
Executive Officer since September
2009
James Froisland has been Chief
Financial Officer since only December
2010
David Haar has been Head of Sales
since only November 2010
There is a clear action plan in place to
continue to capitalize on significant
growth opportunities available
27
Growth YOY
10%
21%
2009 2010 2011
$54.6
16%
Revenue
$39.0
$47.2

Financial Highlights

Financial Snapshot: Annual
Adjusted EBITDA *
AEBITDA Margin
34% 33%
*  See our periodic earnings releases, on our website, or the Annex for reconciliation
$12.1
$12.9
2008 2009 2010
$14.0
30%
Growth YOY
10%
21%
2009 2010 2011
$54.6
16%
Revenue
$39.0
$47.2

Financial Snapshot: Quarterly
Revenue Adjusted EBITDA *
Growth YOY
25%
7%
AEBITDA Margin
28%
27%
25% 19% 29%
4Q11 1Q11
$3.3
$3.8
$4.0
2Q11
3Q11
4Q10 1Q11
$14.0
$3.7
2Q11
$13.0
14%
3Q11
$14.5
•
See our periodic earnings releases, on our website, or the Annex for reconciliation
•
4Q 2011 results are preliminary, unaudited
$13.1

Balance Sheet Highlights
31
(in thousands)
12/31/2010 9/30/2011
ASSETS
Cash and Cash Equivalents 5,014 433
Total Current Assets 15,289
12,556
Total Assets 130,364
79,492
LIABILITIES
Total Current Liabilities (excl. derivative liabilities) 12,198 10,471
Long-term Debt (incl. current portion) 32,197 30,248
Total Liabilities 45,221 38,771
TOTAL STOCKHOLDERS' EQUITY 85,143 40,721
CAPITAL STRUCTURE 9/30/2011
Common Shares Outstanding (as of Nov. 8, 2011)
21.2 million
Term Debt (both long and short term) $25.1 million
Revolver
$5.0 million (unused balance of $4.9 million)

Kleinheinz Dissident Group Solicitation

A Special Meeting is Unnecessary & Costly
The Board does not believe that a special meeting serves the interests of
InfuSystem stockholders
The Board values input from stockholders and is always open to stockholder input regarding the composition of the Board
The entire Board will be up for election at the 2012 annual meeting of stockholders to be held in the spring
The special meeting has been demanded by a group of dissident stockholders who have not articulated any plans for InfuSystem
The Kleinheinz Dissident Group has chosen to engage in a disruptive proxy contest that will inflict significant costs on stockholders

•
Six of seven Board members are independent
–
David Dreyer
–
Timothy Kopra
–
Pat LaVecchia – Vice Chairman
–
Jean-Pierre Millon
–
John Voris
–
Wayne Yetter
InfuSystem’s Board is comprised of seasoned executives,
all of whom are actively engaged in creating value for all stockholders
InfuSystem has a Highly-Qualified and
Independent Board
•
Sean McDevitt–Chief Executive Officer and Chairman
•
All directors have a deep understanding of InfuSystem’s business, significant healthcare industry knowledge and experience as public company directors

Strong Corporate Governance Profile
Strong, experienced, independent Board
Board is elected annually
Wholly independent Audit, Compensation and Governance &
Nominating  committees
Board members own approximately 17.3% of the Company’s
outstanding shares, aligning their interests with those of
stockholders
InfuSystem’s Board is committed to ensuring that InfuSystem has the right plan and governance structure in place to deliver the most value to stockholders

The Board Values the Input of Our Stockholders
While the Board believes that the Company has the correct
strategic plan and leadership in place, it remains open to all ideas designed to enhance stockholder value
The Board and management team, with the assistance of
independent financial advisors, regularly undertake a thorough review of strategic alternatives
The Board remains open to all ideas designed to enhance
stockholder value, but the Kleinheinz Dissident Group has refused to share with the Company any ideas for enhancing stockholder value despite several requests

The Kleinheinz Dissident Group owns only 11.4% of the Company, yet is asking for full control of the company without paying a customary control premium
To date, the Kleinheinz Dissident Group has failed to articulate any plan or proposal to create enhanced value for InfuSystem stockholders
The Kleinheinz Dissident Group’s Solicitation Statement also provides no information as to what actions the group might undertake to improve stockholder value if it were to gain control of the Board
Rather than engage with the Company constructively, the Kleinheinz
Dissident Group has made baseless allegations that the Board is “actively impeding improvements” without offering any examples of such behavior
The Kleinheinz Dissident Group has Not
Articulated a New Strategy for the Company

If the Kleinheinz Dissident Group were to take control of the Board, there would be several immediate adverse consequences to InfuSystem:
An event of default would occur under the Company’s Credit Agreement and would give lenders the right to declare the outstanding principal and accrued interest ($25.1 as of
September 30, 2011) due and payable
The Kleinheinz Dissident Group has categorically stated it believes the lenders would be unlikely to exercise this right, but admits that this assertion is not informed by any discussions with the Company’s lenders
InfuSystem’s business depends upon its management’s deep knowledge of the industry, relationships with third-party payors and the relationships between its sales forces and its customers, and the Board believes InfuSystem may have difficulty retaining key employees
The Kleinheinz Dissident Group has not disclosed any plans for addressing these adverse consequences
The Kleinheinz Dissident Group has Not Addressed
Adverse Consequences of Replacing Entire Board

The Kleinheinz Dissident Group Nominees –
Not Right for InfuSystem
The Company believes that the Kleinheinz Dissident Group’s nominees would fail to enhance the composition of the Board
Five of the seven nominees have no meaningful experience in the healthcare industry
In our view, electing the Kleinheinz Dissident Group nominees could:
Interrupt the ongoing implementation of InfuSystem’s strategic plan;
Disrupt the ongoing strategic alternatives review process;
Reduce the level of relevant experience on the Board; and
Negatively impact stockholder value
Electing the dissident’s nominees could interrupt the ongoing implementation of the strategic plan and may negatively impact stockholder value

Do not designate the Kleinheinz Dissident Group as an agent for your shares – do not sign their white agent designation card
The Kleinheinz Dissident Group’s nominees have neither the qualifications nor the experience to assist the Board in creating stockholder value
InfuSystem’s Board and management have:
–
Taken extensive measures to position InfuSystem for continued success as well as to enhance stockholder value
–
Developed a strategic plan that puts InfuSystem on a trajectory of significant revenue growth in revenue which is already delivering results
40
Support your Board’s efforts to drive value for ALL stockholders –
Sign the BLUE Revocation Card today
Protect Your Investment: Do Not Allow the Kleinheinz
Dissident Group to Take Control of the Board

Annex InfuSystem Holdings, Inc.

GAAP Reconciliation - Annual
(in millions) 2008 2009 2010
Net (loss) income 10.0 $      0.8 $        (1.9) $
Adjustments:
Interest expense 3.8 3.5 3.4
Income tax (benefit) expense 0.9 1.0 (1.4)
Depreciation 3.9 4.1 5.4
Amortization 1.8 1.8 2.2
EBITDA 20.4 $      11.2 $      7.7 $
Adjustments:
Asset impairment charges
(Gain) loss on derivatives (9.8) 0.1 (0.2)
Stock based compensation 1.5 0.7 5.9
Sales and other incentives 0.2
Acquisition related expenses 1.0
Severance 0.9 0.5
(Gain) on debt extinguishment (1.1)
Adjusted EBITDA 12.1 $      12.9 $      14.0 $
Adjusted EBITDA Margin 34% 33% 30%

GAAP Reconciliation - Quarterly
(in millions) 4Q10 1Q11 2Q11 3Q11
Net (loss) income (2.1) $      (0.2) $      (27.6) $    (16.6) $
Adjustments:
Interest expense 0.6 0.5 0.6 0.5
Income tax (benefit) expense (1.3) (0.1) (15.8) (6.5)
Depreciation 1.5 1.6 1.6 1.7
Amortization 0.6 0.6 0.7 0.7
EBITDA (0.7) $      2.4 $        (40.5) $    (20.2) $
Adjustments:
Asset impairment charges 43.7 23.4
(Gain) loss on derivatives (0.4) (0.1)
Stock based compensation 4.1 0.3 0.2 0.4
Sales and other incentives 0.2 0.4 0.3
Acquisition related expenses 0.2 0.1 0.4
Severance 0.5 0.1
(Gain) on debt extinguishment
Adjusted EBITDA 3.7 $        3.3 $        3.8 $        4.0 $
Adjusted EBITDA Margin 28% 25% 29% 27%

InfuSystem Directors
Sean McDevitt (Chief Executive Officer and Chairman of the Board)
Sean McDevitt has served as the Company’s Chief Executive Officer since September 2009 and Chairman of the
Board of Directors since August 2005. Previously, Mr. McDevitt was a Managing Director of FTN Midwest
Securities Corp. from September 2004 to January 2007. In 1999, Mr. McDevitt co-founded Alterity Partners, a boutique investment bank which provided capital markets and merger and acquisition advisory services to high growth companies. Alterity Partners was acquired by FTN Midwest Securities Corp. in September 2004.
Mr. McDevitt was formerly a senior investment banker at Goldman Sachs & Company from 1995 through 1999 where he led deal teams in a variety of technology and healthcare/biopharmaceutical transactions, including mergers and acquisitions, divestitures and initial public offerings. Prior to Goldman Sachs & Company, Mr.
McDevitt worked in sales and marketing at Pfizer Inc. from 1991 until 1994. He was a Captain in the U.S. Army
Rangers and was decorated for combat in the Panama invasion. He is a member of the Council on Foreign
Relations. Mr. McDevitt received his B.S. in Computer Science and Electrical Engineering from the U.S. Military
Academy at West Point and an M.B.A. from Harvard Business School. Mr. McDevitt brings to the Company and the Board of Directors extensive experience as an investment banker, especially dealing with mergers, acquisitions and other transactions in the healthcare industry.

InfuSystem Directors
David Dreyer
David Dreyer has been a member of the Company’s Board of Directors since April 2008. Mr. Dreyer has served as Chief Financial Officer and Secretary of Patient Safety Technologies (OTCBB: PSTX), since October 2010.
Previously Mr. Dreyer was Chief Financial Officer of Alphastaff Group, Inc., a human resource outsourcing company, from August 2009 to September 2010. Mr. Dreyer served as Chief Financial Officer and Chief
Accounting Officer of AMN Healthcare Services, Inc. (NYSE: AHS) from September 2004 to August 2009, and
Treasurer from 2006 to August 2009. During Mr. Dreyer’s tenure, AMN grew to become the leader in healthcare staffing for physicians, travel nurses, and allied travel, doubling its revenue to $1.2 billion in 4 years.
From 1997 through 2004, Mr. Dreyer served as Chief Financial Officer and Chief Accounting Officer of Sicor,
Inc., a manufacturer of complex pharmaceuticals with operations in the United States, Italy, Mexico, Lithuania,
China and Switzerland, which was acquired by Teva Pharmaceutical Limited. Prior to joining Sicor, Mr. Dreyer served in related senior financial management positions within the pharmaceutical industry, working for Elan
Corporation plc, Athena Neurosciences and Syntex. Mr. Dreyer is a Certified Public Accountant in California.
Mr. Dreyer brings to the Company and the Board of Directors financial expertise from his experience serving as a Chief Financial Officer of Sicor, Inc., AMN Healthcare Services, Inc. and Alphastaff Group, Inc.

InfuSystem Directors
Timothy Kopra
Timothy Kopra has been a member of the Company’s Board of Directors since April 8, 2010. Mr. Kopra began his military service in 1985 and has held a variety of leadership and technical positions as a U.S. Army officer and aviator. After assignments within the U.S. and Germany and deployment to Operations Desert Shield and
Desert Storm, Mr. Kopra completed the U.S. Navy Test Pilot School and was designated as an experimental test pilot in 1996. He then served as the  developmental test director for the Comanche helicopter program. In July
2000, Mr. Kopra was selected as an astronaut and completed two years of Space Shuttle, Space Station, and T-
38 flight training. Mr. Kopra then served in the Astronaut Office, where his primary focus involved testing crew interfaces for International Space Station (ISS) unpressurized modules as well as the implementation of support computers and operational Local Area Network on ISS. Mr. Kopra completed his first space flight in
2009, logging two months in space and one spacewalk. Mr. Kopra continues to be an employee of the National
Aeronautics and Space Administration (NASA). Mr. Kopra received a Bachelor of Science from the United States
Military Academy at West Point, a Master of Science in Aerospace Engineering from the Georgia Institute of
Technology, and a Master of Strategic Studies from the U.S. Army War College. Mr. Kopra also expects to receive a Masters of Business Administration from Columbia University and the London Business School in
December 2012. Mr. Kopra’s science and technology experience and backgrounds are valuable to the
Company.

InfuSystem Directors
Pat LaVecchia (Vice Chairman of the Board)
Pat LaVecchia has been a member of the Company’s Board of Directors since September 2005 and has served as Vice
Chairman since September 2009. Mr. LaVecchia served as the Company’s secretary from September 2005 to November
2007. Mr. LaVecchia has been a founding principal and Managing Partner of LaVecchia Capital LLC, a merchant banking and investment firm, since 2007 and has over 20 years of experience on Wall Street. Mr. LaVecchia has built and run several major Wall Street groups and has extensive expertise in capital markets, including initial public offerings, secondary offerings, raising capital for private companies and PIPEs as well as playing the leading role in numerous mergers, acquisitions, private placements and high yield transactions. Prior to forming LaVecchia Capital, Mr. LaVecchia ran several groups at major Wall Street firms including: Managing Director and Head of the Private Equity Placement
Group at Bear, Stearns & Company (1994 to 1997); Group Head of Global Private Corporate Equity Placements at
Credit Suisse First Boston (1997 to 2000); Managing Director and Group Head of the Private Finance and Sponsors
Group at Legg Mason Wood Walker, Inc (2001 to 2003); co-founder and Managing Partner of Viant Group (2003-2005)
and Managing Director and Head of Capital Markets at FTN Midwest Securities Corp. (2005 to 2007). He was also at
Hawk Holdings, a strategic venture capital firm from 2000 until 2001. Mr. LaVecchia received his B.A., magna cum laude (and was elected to Phi Beta Kappa), from Clark University and an M.B.A. from The Wharton School of the
University of Pennsylvania with a major in Finance and a concentration in Strategic Planning. Mr. LaVecchia also currently serves as a co-chairman of Premiere Opportunities Group, Inc. (PPBL, OTC) and a board member of Next1
Interactive, Inc. (NXOI, OTC), both of which are development stage companies. Mr. LaVecchia also sits on several advisory boards and non-profit boards and is a member of the NYSE AMEX Listed Company Council. Mr. LaVecchia
brings to the Company and the Board of Directors a strong background in capital markets from his experience in investment banking.

InfuSystem Directors
Jean-Pierre Millon
Jean-Pierre Millon has served as a member of the Company’s Board of Directors since September 2005. Mr.
Millon is a co-founder of BLS, LLC, a consulting and investing entity based in Indianapolis and established in
2002. Mr. Millon served as a consultant to AdvancePCS,  successor entity to PCS Health Systems, from October
2000 to June 2002. Until September 2000, Mr. Millon was President and Chief Executive Officer of PCS Health
Systems, one of the country’s largest pharmacy benefit managers. Prior to joining PCS in 1995, Mr. Millon was an executive with Eli Lilly and Co., PCS’ former parent company. His career with Lilly, started in 1976, spanned two decades and was highlighted by leadership positions in the United States, the Orient, Europe and the
Caribbean Basin. Most recently, Mr. Millon served as President and General Manager of Lilly Japan, K.K. and
Vice President of the Lilly pharmaceutical division in Kobe, Japan from 1992 until 1995. Mr. Millon was an advisory board member with Care Capital LLC, a healthcare venture fund from 2001 through 2003. Mr. Millon also serves on the Board of Directors of CVS/Caremark Corporation (NYSE: CVS), HSI, Inc. and Tummy Inc. Mr.
Millon’s experience serving on various boards of directors and as an officer of other companies in the healthcare industry is valuable to the Company.

InfuSystem Directors
John Voris
John Voris has been a member of the Company’s Board of Directors since September 2005. Mr. Voris served as the Company’s Chief Executive Officer from September 2005 until October 2007. From August 2004 to July
2005, Mr. Voris was Chairman of Epocrates, Inc., a software  company providing clinical information to healthcare professionals at the point of care. Mr. Voris retired from his position at Epocrates in July 2005 and did not accept another position until becoming the Company’s Chief Executive Officer and a member of the
Board of Directors in September 2005. He was President and Chief Executive Officer of Epocrates from June
2000 until July 2004. Prior to Epocrates, Mr. Voris was Executive Vice President of PCS Health Systems from
1995 until 2000. During his tenure at PCS Health Systems, PCS Health Systems was a subsidiary of Eli Lilly from
1994 until 1999 and then of Rite Aid Pharmacies from 1999 until 2000. While at PCS, Mr. Voris had responsibility for all call centers, mail order pharmacies, sales and marketing of PBM services, product development and industry relations. Prior to PCS, Mr. Voris was with Eli Lilly from 1973 until 1995. Mr. Voris was Executive Director of the Infectious Disease Business Unit from 1993 until 1995, where he was responsible for world wide sales and marketing of a large portfolio of existing and development-stage anti-infectives. From
1988 until 1992, Mr. Voris was based in London as Director of Marketing for Europe, Middle East and Africa,
where he had responsibility for sales, marketing and product development for the entire portfolio of Lilly pharmaceutical products. Prior to these positions, he held a variety of positions in sales, marketing, market research and business development. Mr. Voris received his M.B.A. and B.S. from the Kelley School of Business,
Indiana University. Mr. Voris currently serves as Chairman of the Board of Directors of Regenesis Biomedical.
Mr. Voris’ experience serving on various boards of directors and as an officer of other companies in the healthcare industry is valuable to the Company.

InfuSystem Directors
Wayne Yetter
Wayne Yetter has served a member of the Company’s Board of Directors since September 2005. He served as
Chief Executive Officer of Verispan, LLC, a healthcare information company founded by Quintiles Transnational
Corp. and McKesson Corp, from September 2005 to August 2008. From November 2004 through September
2005, Mr. Yetter served as President and Chief Executive Officer of Odyssey Pharmaceuticals, Inc. to assist
Odyssey’s parent, PLIVA d.d., implement its strategy to exit the proprietary pharmaceutical business. Mr. Yetter has built and led a variety of multi-million dollar businesses and pharmaceutical operations for some of the largest companies in the world. After serving in Vietnam, Mr. Yetter began his career in the pharmaceuticals industry in 1970 as a sales representative for Pfizer. From Pfizer, he joined Merck & Co in 1977, where he led the
Marketing Operations Group and then became President of the Asia Pacific region before starting the new company, Astra Merck, in 1991 as President and Chief Executive Officer. Under his leadership, Astra Merck’s product, Prilosec, grew to be the #1 pharmaceutical product in the United States at the time. Mr. Yetter then joined Novartis Pharmaceuticals in 1997, where he was President and Chief Executive Officer of the United States
pharmaceutical business. In 1999, he joined IMS and later led its spinout company, Synavant, where he was
Chairman and Chief Executive Officer for three years before Synavant merged with Dendrite International in
2003. He also served as an advisor to Alterity Partners from 2003 until 2004. Mr. Yetter was formerly Chairman of the Board for Transkaryotic Therapies Inc., which was acquired by Shire Pharmaceuticals. Mr. Yetter currently serves on the Board of Directors of EpiCept Corporation (OTCOX: EPCT), Strategic Diagnostics Inc. (NASDAQ:
SDIX) and is Chairman of the Board of NuPathe, Inc. (NASDAQ: PATH). Mr. Yetter’s experience serving on various boards of directors and as an officer of other companies in the healthcare industry is valuable to the Company.

NYSE Amex: INFU InfuSystem Holdings, Inc.